UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 31, 2008
Date of Report (Date of earliest event reported)
BLACKBOARD INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1899 L Street, N.W.
Washington, D.C. 20036
(Address of principal executive offices)
(202) 463-4860
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On January 11, 2008, the registrant entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the registrant, Bookstore Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the registrant (“Merger Sub”), The NTI Group, Inc., a Delaware corporation (“NTI”), and Pace Holdings, LLC, a Delaware limited liability company. The Merger Agreement provided for Merger Sub to be merged with and into NTI (the “Merger”). On January 31, 2008, the parties consummated the Merger. As a result of the Merger, the separate corporate existence of Merger Sub ceased and NTI continued as the surviving corporation and a wholly-owned subsidiary of Blackboard Inc. Since the completion of the Merger, The NTI Group, Inc. was renamed to Blackboard Connect Inc.
     On January 31, 2008, the registrant filed a Current Report on Form 8-K (the “Current Report”) to report the Merger. The sole purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01.
     The registrant hereby amends Item 9.01 of the Current Report to read in its entirety as follows:
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The following financial statements are attached hereto as Exhibit 99.2:
•	Report of Independent Auditors

•	Balance Sheets as of December 31, 2007 and December 31, 2006

•	Statements of Operations for each of the three years ended December 31, 2007

•	Statements of Stockholders’ Equity for each of the three years ended December 31, 2007

•	Statements of Cash Flows for each of the three years ended December 31, 2007

•	Notes to Financial Statements
(b) Unaudited Pro Forma Financial Information
The following pro forma financial information is attached hereto as Exhibit 99.3:
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007

•	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2007

•	Notes to Unaudited Pro Forma Consolidated Financial Statements
(d) Exhibits

2.1 (1)	Agreement and Plan of Merger, dated as of January 11, 2008, by and among Blackboard Inc., Bookstore Merger Sub, Inc., The NTI Group, Inc. and Pace Holdings, LLC

10.1 (2)	Form of Registration Rights and Earnout Stock Agreement dated as of January 31, 2008, by and among Blackboard Inc., The NTI Group, Inc. and the recipients listed therein

10.2 (3)	Escrow Agreement dated as of January 31, 2008 by and among Blackboard, Inc., Pace Holdings, LLC and American Stock Transfer & Trust Company

10.3 (4)	Registration Rights Agreement dated as of January 31, 2008 by and among Blackboard Inc., Pace Holdings, LLC and certain former stockholders of The NTI Group, Inc.

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1 *	Press release issued by registrant, dated January 31, 2008

99.2	Financial statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 2008 (File No. 000-50784).

(2)	Incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 (File No. 000-50784).

(3)	Incorporated by reference from Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 (File No. 000-50784).

(4)	Incorporated by reference from Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 (File No. 000-50784).

*	Previously filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 (File No. 000-50784).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOARD INC. (registrant)
Dated: April 14, 2008	By:	/s/ Michael J. Beach
Michael J. Beach
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1 (1)	Agreement and Plan of Merger, dated as of January 11, 2008, by and among Blackboard Inc., Bookstore Merger Sub, Inc., The NTI Group, Inc. and Pace Holdings, LLC

10.1 (2)	Form of Registration Rights and Earnout Stock Agreement dated as of January 31, 2008, by and among Blackboard Inc., The NTI Group, Inc. and the recipients listed therein

10.2 (3)	Escrow Agreement dated as of January 31, 2008 by and among Blackboard Inc., Pace Holdings, LLC and American Stock Transfer & Trust Company

10.3 (4)	Registration Rights Agreement dated as of January 31, 2008 by and among Blackboard Inc., Pace Holdings, LLC and certain former stockholders of The NTI Group, Inc.

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1 *	Press release issued by registrant, dated January 31, 2008

99.2	Financial statements listed in Item 9.01(a)

99.3	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 2008 (File No. 000-50784).

(2)	Incorporated by reference from Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 (File No. 000-50784).

(3)	Incorporated by reference from Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 (File No. 000-50784).

(4)	Incorporated by reference from Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 (File No. 000-50784).

*	Previously filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2008 (File No. 000-50784).